Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
16.	SUBSEQUENT EVENTS

Completion of initial public offering on Nasdaq Capital Market

On January 29, 2024, the Company closed its initial public offering on the Nasdaq Capital Market where 1,250,000 Class A ordinary shares were newly issued at a price of $4.0 per share with the total net proceeds of $4,305. Refer to note 11, with the success of the IPO, the Redemption Event was resolved and as a result, all of the redeemable ordinary shares, the mezzanine equity, should be reclassified as permanent equity of Class A ordinary shares in accordance with ASC 480-10-S99-3A18.

Borrowings

On January 1, 2024, the Group entered into a bank loan in the amount of $7,062 (RMB50,000), from Agricultural Bank of China Xinyu Branch with an annual interest rate of 3.82%, which will mature on December 25, 2024. The loan was guaranteed by Mr. Weidong Gu and Mr. Xingzhi Huang.

On January 9, 2024, the Group entered into a bank loan in the amount of $4,238 (RMB30,000), from Xinyu Rural Commercial Bank Gaoxin Branch with one year maturity and an annual interest rate of 3.80%, which was guaranteed by Mr. Weidong Gu.

The Group has evaluated subsequent events to the balance sheet date of December 31, 2023 through April 29, 2024, the issuance of the consolidated financial statements and noted that there are no other subsequent events.